Securities And Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: January 22, 2003
Date of earliest event reported: January 22, 2003

Pfizer Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3619 (Commission File Number)	13-5315170 (I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York (Address of principal executive offices)	10017 (Zip Code)

Registrant's telephone number, including area code:

(212) 573-2323

Item 7(c). Exhibits
Exhibit 99	Press Release of Pfizer Inc. dated January 22, 2003, reporting Pfizer's financial results for the fourth quarter of 2002 and for the year 2002.

Item 9. Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Pfizer Inc. dated January 22, 2003, reporting Pfizer's financial results for the fourth quarter of 2002 and for the year 2002.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By:
Margaret M. Foran Title: Vice President-Corporate Governance and Secretary

Dated: January 22, 2003

EXHIBIT INDEX
Exhibit No.	Description
99	Press Release of Pfizer Inc. dated January 22, 2003, reporting Pfizer's financial results for the fourth quarter of 2002 and for the year 2002.